UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-00601

The American Heritage Fund, Inc.

 (Exact name of registrant as specified in charter)

370 Lexington Avenue

New York, NY 10017

(Address of principal executive offices)(Zip code)

Heiko H. Thieme, 370 Lexington Avenue

New York, NY 10017

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 397-3900

Date of fiscal year end: May 31

Date of reporting period: May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The American Heritage Fund, Inc.
Annual Report May 31, 2007

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares or The American Heritage Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.

The American Heritage Fund

Managers Commentary

The American Heritage Fund, Inc.

Heiko H. Thieme

Chairman

370 Lexington Avenue

New York City, NY  10017

Phone:   212-397-3900

July 2007

To our valued Shareholders:

The primary focus of The American Heritage Fund remains Small Cap companies. However, for trading and investment purposes the Fund does take from time to time positions in larger companies. Presently, the ten largest holdings make up almost 75 % of total assets out of which four are larger-sized companies. The dominant sectors are technology, biotechnology and natural resources.

The sell-off after the record highs in mid July is not the end of this bull market, but constitutes a long overdue pause which may continue until the end of September before a year end rally starts.

Due to the small size of the Fund expense ratio is still very high. We continue to try to keep expenses as low as possible. I remain one of the larger shareholders and thank other shareholders fort their confidence and patience. Our next shareholders conference call is scheduled for November 1st at 4.30 pm EST. Those who would like to participate should call 212-397-3900 ahead of time for the 800-number.

Yours sincerely,

Heiko Thieme

The American Heritage Fund

Performance Illustration May 31, 2007

30,000
25,000
20,000
15,000
10,000
5,000
-
American Heritage Fund, Inc.
S&P 500 Index
$18,982
$1,05
5/31/1996
5/31/1998
5/31/2000
5/31/2002
5/31/2004
5/31/2006

American Heritage Fund, Inc.
Average Annualized Total Returns
(through May 31, 2006)

1 Year	-20.00%
5 Year	-14.96%
10 Year	-20.15%

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Standard & Poor's 500 Index. The Fund's return represents past performance and does not predict future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index does not reflect expenses, which have been deducted from the Fund's return. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

The American Heritage Fund

Graphical Illustration May 31, 2007

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The American Heritage Fund

Schedule of Investments May 31, 2007

Shares		Value

COMMON STOCKS – 79.33%

CONSUMER GOODS – 5.62%
500	UST, Inc	26,695

CONSUMER SERVICES – 4.11%
500	Harbin Electric	6,750
10,000	International PBX Ventures	5,500
7,500	PFSWeb	7,275
		19,525
HEALTHCARE – 17.62%
2,500	Aastrom Biosciences, Inc	3,500
12,500	AXM Pharma, Inc.	2,125
46,000	Biophan Technologies, Inc.	10,350
20,000	Nexmed, Inc.	34,000
30,000	Swiss Medica, Inc.	210
13,000	Unigene Laboratories, Inc.	31,200
5,000	VioQuest Pharmaceuticals, Inc.	2,400
		83,785
INDUSTRIALS – 10.41%
4,000	Hythiam, Inc.	31,800
20,000	Worldwater Corp.	17,700
		49,500
MATERIALS – 19.16%
242,648	A D M Tronics Unlimited, Inc.	60,662
2,000	Global Copper Co.	4,860
2,000	Lakota Resources, Inc.	520
2,000	Northern Peru Copper Corp.	21,740
2,000	Western Copper Corp.	3,300
		91,082
TECHNOLOGY – 22.41%
14	Ciena Corp.	480
1,000	Cisco Systems, Inc.	26,920
1,000	Infineon Technologies	15,570
1,000	Intel Corp.	22,180
11,500	Liquid Metal Technologies	9,890
1,000	Microsoft Corp.	30,690
4,367	Migo Software, Inc.	830
		106,560
TOTAL COMMON STOCK – 79.33%
(Cost $5,715,780)		$377,147

CASH & EQUIVALENTS – 28.22%
134,151	First American Treasury Obligation	134,151

TOTAL INVESTMENT SECURITIES – 107.55%
(Cost $5,849,931)		$511,298

LIABILITES IN EXCESS OF OTHER ASSETS – (7.55)%		($35,902)

NET ASSETS – 100.00%		$475,396

*	Non-income producing security.
^	Foreign security.
+	Illiquid security.

The American Heritage Fund

Statement of Assets and Liabilities May 31, 2007

Assets:
Investments in securities, at market value
(Cost $5,967,176) (Note 3)	$ 511,298
Dividends and interest receivable	767
TOTAL ASSETS	511,612

Liabilities:
Accrued Expenses	36,216

TOTAL LIABILITIES	36,216

Net Assets:
Net Assets (equivalent to $0.09 per
share based on 7,138,830 shares of
capital stock outstanding) (Note 4)	$ 475,396

Composition of net assets:
Capital stock par value $0.001;
250,000,000 shares authorized;
6,419,607 shares issued and outstanding	$ 6,419
Additional Paid-in Capital	58,950,881
Accumulated net investment loss	(4,752,112)
Accumulated net realized loss on investments	(48,391,165)
Net unrealized depreciation on investments	(5,338,627)

NET ASSETS, May 31, 2007	$ 475,396

The accompanying notes are an integral part of these financial statements.

The American Heritage Fund

Statement of Operations For the Year Ended May 31, 2007

INVESTMENT INCOME:
Dividends	$ 1,970
Interest	2,308
TOTAL INVESTMENT INCOME	4,278

EXPENSES:
Investment advisory fees (Note 2)	6,086
Transfer agent and fund accounting fees	31,332
Custodian fees	5,302
Legal fees	1,475
Audit fees	15,000
Director’s fees	6,001
Postage and printing	7,863
Registration fees and expenses	100
Insurance	996
Miscellaneous	770
TOTAL EXPENSES	74,925
Less: Waiver of investment advisory fees	(6,086)
NET EXPENSES	68,839

NET INVESTMENT LOSS	(64,561)

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions	3,366
Net change in unrealized depreciation on investments	(21,634)
Net realized and unrealized gain on investments	(18,268)
Net decrease in net assets resulting from operations	$ (82,829)

The accompanying notes are an integral part of these financial statements.

The American Heritage Fund

Statement of Changes in Net Assets

	For the Years
	Ended

	5/31/2007	5/31/2006

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (64,561)	$ (66,975)
Net realized gain (loss) from investment transactions	3,366	(15,780)
Net change in unrealized Appreciation (depreciation) on investments	(21,634)	(16,428)
Net increase (decrease) in net assets resulting from operations	(82,829)	(99,183)

Distributions to shareholders:
Net investment income	0	0
Net realized gains on investments	0	0

Capital share transactions
Shares Sold	108	8
Shares Redeemed	-51,199	-105,801
Net capital share transactions	-51,091	-105,793
Net increase (decrease) in net assets	-133,920	-204,976

NET ASSETS:
Beginning of year	609,316	814,292
End of year	$ 475,396	$ 609,316

Note: The Fund had no undistributed net investment income, accumulated loss, or accumulated distributions in excess of net investment income for each of the periods presented.

The accompanying notes are an integral part of these financial statements.

The American Heritage Fund

Financial Highlights and Related Ratio / Supplemental Data

For a Share Outstanding Throughout Each Period

	For the Years Ended
	5/31/2007	5/31/2006	5/31/2005	5/31/2004	5/31/2003

Net asset value, beginning of period	$ 0.08	$ 0.10	$ 0.11	$ 0.06	$ 0.11
Income (loss) from investment operations:
Net investment loss	(0.01)	0.00	(0.01)	(0.01)	(0.01)
Net gains (losses) on securities
(both realized and unrealized)	0.00	(0.01)	0.00	0.06	(0.04)
Total from investment operations	(0.01)	(0.01)	(0.01)	0.05	(0.05)

Less distributions:
Dividends (from net investment income)	0.00	0.00	0.00	0.00	0.00
Distributions (from capital gains)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 0.07	$ 0.09	$ 0.10	$ 0.11	$ 0.06

Total return	(12.50%)	(10.00%)	(9.09%)	83.33%	(45.45%)
Net assets, end of period	$ 475,396	$ 609,316	$ 814,292	$ 1,026,242	$ 589,406
Ratio of expenses to average net assets	14.15%	10.14%	10.85%	12.58%	12.36%
Ratio of net investment loss to average net assets	(13.27%)	(9.64%)	(10.71%)	(12.34%)	(12.25%)
Portfolio turnover rate	0.00%	842.83%	966.92%	569.55%	0.00%

The accompanying notes are an integral part of these financial statements.

The American Heritage Fund

Notes to Financial Statements May 31, 2007

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization

The American Heritage Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with generally accepted accounting principles.

Security valuations

The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on the exchange, market value is based on the latest bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the trading day. Securities for which market quotations are not readily available are valued as the Board of Directors or a committee composed of members of the Board of Directors as determined in good faith.

Federal income taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Option writing

When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from the sales of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, are also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Other

The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND CERTAIN OTHER TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC is entitled to receive a fee of 1.25% of the Fund's first $100 million average net asset value and 1% of such value on any additional net assets, computed daily and payable monthly. During the year ended May 31, 2007, investment advisory fees aggregated $6,086.  AHMC agreed to waive these fees. The fund does not seek to recapture the fees waived. Heiko H. Thieme is the Fund’s Chairman of the Board of Directors, Chief Executive Officer and Secretary. Heiko H. Thieme is also the Chairman of the Board of Directors, Chief Executive Officer and Secretary of AHMC, of which he owns 100% of the outstanding shares.  He is also the Chief Executive Officer and Principal shareholder of Thieme Securities, Inc.

The Fund heretofore agreed to reimburse AHMC for office space and administrative personnel utilized by the Fund.  For the year ended May 31, 2007, the Fund and AHMC have agreed that no reimbursements will be made and will not seek to recapture such fees.

During the fiscal years ended May 31, 2007 and May 31, 2006, Thieme Securities received brokerage commissions from the Fund of $0 and $12,390, respectively.

NOTE 3. INVESTMENTS

For the year ended May 31, 2007, purchases and sales of investment securities other than short-term investments aggregated $0, $16,008, respectively.  All of these purchase and sale transactions were with Thieme Securities, Inc., a brokerage firm owned by Heiko H. Thieme.  Reference is made to Note 2 of the financial statements – Investment Advisory Agreement and Certain Other Transactions.  As of May 31, 2007, the gross unrealized appreciation for all securities for federal income tax purposes totaled $95,285 and the gross unrealized depreciation for all securities totaled $5,438,534, or a net unrealized depreciation of $5,343,249. The aggregate cost of securities for federal income tax purposes at May 31, 2007, was $5,967,176. During the year ended May 31, 2007, the Fund paid no dividends nor did it have distributable earnings.

NOTE 4. RESTRICTED SECURITIES

Investments in restricted securities and investments, where market quotations are not available, are valued at fair value as determined in good faith by the Board of Directors, or a committee composed of members of the Board of Directors of the Fund.

The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may become illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the absence of such quoted market value, the price at which the fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration there under are not subject to the foregoing limitation, unless they are otherwise illiquid.

Certain securities held by the Fund, which were restricted at the time of their acquisition, have been deemed to no longer be restricted for financial statement presentation purposes in reliance upon the provisions of Rule 144 under the Securities Act of 1933.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

NOTE 5. INCOME TAX INFORMATION

As of May 31, 2007, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary loss                         $ (4,752,112)

Undistributed long-term capital loss            (48,391,165)

Total Undistributed Losses                           (53,143,277)

Unrealized Appreciation/Depreciation (net)   (5,343,248)

 Total Accumulated Earnings (Losses)       $(58,486,525)

At May 31, 2007, the Fund had net capital loss carryforwards of approximately $4,878,380, expiring as follows 2007: $1,074,600, 2008: $463,400 and 2009: $3,324,600 and 2010: $15,780.

NOTE 6. REDEMPTIONS

The Fund reserves the right to make payments for shares redeemed in cash or in-kind.

NOTE 7. CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows:

	For the year ended May 31, 2007		For the year ended May 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	332	108	94	8
Shares redeemed	(719,553)	(51,199)	(1,238,343)	(105,801)
Net Decrease	(719,221)	(51,091)	(1,238,249)	(105,793)

The American Heritage Fund

Auditors Opinion May 31, 2007

MEYLER & COMPANY, LLC

Certified Public Accountants

One Arin Park

1715 Highway 35

Middletown, NJ 07748

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

American Heritage Fund, Inc.

New York, NY

We have audited the accompanying statement of assets and liabilities of the American Heritage Fund, Inc., including the schedule of investments in securities, as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and related ratios/supplemental data are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the American Heritage Fund, Inc. as of May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Meyler & Company, LLC

Middletown, NJ

July 30, 2007

The American Heritage Fund

Expense Illustration (Unaudited) May 31, 2007

Expense Example

As a shareholder of the American Heritage Fund Inc., you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2006 through May 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

American Heritage Fund, Inc.
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2006	May 31, 2007	June 1,2006 to May 31,2007
Actual	$1,000.00	$875.00	$132.66
Hypothetical (5% Annual Return before expenses)	$1,000.00	$908.50	$135.03
* Expenses are equal to the Fund's annualized expense ratio of 14.15%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The American Heritage Fund

Trustees & Officers (Unaudited) May 31, 2007

The Fund's Board of Directors is responsible for the management of the Fund.  The following table sets forth certain information with respect to each member of the Fund's Board of Directors and each officer of the Fund.  The Fund does not have an advisory board.

Name and Address	Age	Positions Held With the Fund	Approximate Length of Time Served	Principal Occupation(s) During the Past Five Years	OTHER DIRECTORSHIPS
Heiko H. Thieme* 370 Lexington Avenue New York, NY	63	Chairman of the Board of Directors, Chief Executive Officer and Secretary	16 years

Chairman of the Board of Directors, Chief Executive Officer and Secretary of the Fund and The American Heritage Fund, Inc. Chief Executive Officer of American Heritage Management Corporation and Thieme Associates, Inc. (investment advisor). Chief Executive Officer of Thieme Securities, Inc. (broker-dealer) and Thieme Consulting, Inc. Chief Executive Officer of The Global Opportunity Fund Limited (foreign investment company) and their respective investment advisors.

					The American Heritage Fund, Inc. (AHF)

Dr. Eugene Sarver 241 W. 97th St. New York, NY	62	Director	16 years	Sole proprietor of Sarver International (financial and economic consulting) and Associate of Intercap Investments, Inc.	AHF

*Mr. Thieme is an “interested person” as defined in the Investment Company Act of 1940 because he is an executive officer of the Fund and owns all the outstanding equity securities of AHMC and Thieme Securities, Inc.

Mr. Thieme is the portfolio manager of the Fund and AHF.  None of the Fund’s other directors oversees any portfolios in the fund complex..

Each of the Fund’s officers and directors serves until his respective successor is elected and qualifies or until his earlier removal or resignation.

The American Heritage Fund

Additional Information (Unaudited) May 31, 2007

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on April 30 and October 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on October 27, 2004. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-292-2660, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge (1) upon request by calling the Fund at (800) 292-2660 and (2) from Fund documents filed on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund’s Statement of Additional Information ("SAI") includes additional information about the Fund’s directors and is available, without charge, upon request.  You may call toll-free (800) 292-2660 to request a copy of the SAI or to make shareholder inquiries.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant had not adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  The registrant did not adopt such a code because the Board of Directors did not believe it necessary due to the registrant’s small size and as it only has one executive officer who is also the senior financial officer.

(b)

Not applicable.

(c), (d), (e) and (f)

Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant does not have an audit committee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$ 10,000

FY 2006

$ 10,000

(b)

Audit-Related Fees

Registrant

FY 2007

$ 0

FY 2006

$ 0

(c)

Tax Fees

Registrant

FY 2007

$ 5,000

FY 2006

$ 2,500

(d)

All Other Fees

Registrant

FY 2007

$ 0

FY 2006

$ 0

(e)

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2007

$ 0

FY 2006

$ 0

(h)

Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of July 31, 2007 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The American Heritage Fund, Inc.

By /s/ Heiko H. Thieme CEO

*Heiko H. Thieme CEO

Date August 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Heiko H. Thieme CEO

*Heiko H. Thieme CEO

Date August 6, 2007

* Print the name and title of each signing officer under his or her signature.